                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               Form 8 To Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report:                                       Commission File Number:
February 23, 1996                                     0-11672
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                             HORIZON BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              WV                                               55-0631939
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  (State or other jurisdiction                               (IRS Employer
of incorporation or organization)                        Identification Number)


       One Park Avenue, Beckley, West Virginia                25801
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       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (304) 255-7000
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                        (This report contains (4) pages)

Item 1.  Changes in Control of Registrant                      Not applicable

Item 2.  Acquisition or Disposition of Assets                  Not applicable

Item 3.  Bankruptcy or Receivership                            Not applicable

Item 4.  Changes in Registrant's Certifying Accountant         Not applicable

Item 5.  Other Events

         On February 6, 1996, Horizon Bancorp, Inc., (Horizon) entered into a definitive agreement with Twentieth Bancorp, Inc. (Twentieth) to acquire all of the outstanding common stock of Twentieth. Under the agreement, Horizon will exchange 1.01 shares of its common stock for each share of Twentieth's common stock. The merger is subject to the approval of regulatory authorities and the shareholders of both Horizon and Twentieth. It is anticipated that the merger will be accounted for as a pooling of interests and close during the third quarter of 1996.

         Under the terms of the definitive agreement, Twentieth will become a wholly-owned subsidiary of Horizon. Twentieth, a one bank holding company headquartered in Huntington, West Virginia, had total assets of $317,308, deposits of $280,257, and shareholders equity of $33,276 at December 31, 1995.

Item 6.  Resignations of Registrant's Directors                Not applicable

Item 7.  Financial Statements and Exhibits.

         (a). Annual audited financial statements of Twentieth at and for the year ended December 31, 1995, are not available at the time of this filing. These audited financial statements will be filed as soon as practical, but in no event later than 60 days from the date the contemplated merger is consummated.

         (b). Pro forma financial information and financial statements are not available at the time of this filing and therefore not included in this filing. Horizon will file the required pro forma financial information and financial statements as soon as practical, but in no event later than 60 days from the date of consummation.

         (c). Exhibits.

               2. Agreement and plan of merger, dated February 6, 1996, between
                  Horizon Bancorp, Inc. and Twentieth Bancorp, Inc.

              99. Conditional stock option agreement, dated February 6, 1996, between Horizon Bancorp, Inc. and Twentieth Bancorp, Inc.

Item 8.  Change in Fiscal Year                                 Not applicable

                                Exhibit Index
                                -------------

        The following exhibit is filed as part of this report on Form 8-K:


        Exhibit No.                              Document
        -----------                              --------
             2. Agreement and plan of merger, dated February 6, 1996, between Horizon Bancorp, Inc. and Twentieth Bancorp, Inc.

            99. Conditional stock option agreement, dated February 6, 1996, between Horizon Bancorp, Inc. and Twentieth Bancorp, Inc.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  February 23, 1996                   HORIZON BANCORP, INC.


                                           By:  /s/ FRANK S. HARKINS, JR.
                                              ____________________________
                                              Frank S. Harkins, Jr.
                                              Chairman of the Board